UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2021

Ipsidy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40747	46-2069547
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

670 Long Beach Boulevard, Long Beach, New York 11561

(Address of principal executive offices) (zip code)

516-274-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: Not applicable.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001 per share	AUID	The Nasdaq Stock Market, LLC

Item 5.07 Submission of Matters to a Vote of Security Holders

Ipsidy Inc. (the “Company”) held its Annual Meeting on December 29, 2021 virtually by conference call and live stream. Of the 23,206,155 shares of Common Stock outstanding on November 9, 2021, the record date, 16,128,872 shares were represented at the Annual Meeting, in person or by proxy, constituting a quorum. The proposals considered at the Annual Meeting are described in detail in the Proxy Statement. The proposals described below were voted upon at the Annual Meeting and the number of votes cast with respect to each proposal was as set forth below:

(1)	Elect seven directors until such nominee’s successor is duly elected and qualified, or until the nominee’s earlier death, resignation or removal. The seven directors receiving the highest vote were appointed to the board. The following directors were elected to the board.

	For	Withheld
Phillip L. Kumnick	11,908,342	380,983
Thomas L. Thimot	12,181,403	107,922
Philip R. Broenniman	11,667,946	621,379
Michael A. Gorriz	12,288,069	1,256
Michael L. Koehneman	12,288,053	1,272
Neepa Patel	11,911,578	377,747
Jacqueline L. White	12,288,103	1,222

(2)	Ratified the appointment of Cherry Bekaert LLP as the Company’s independent auditors for the fiscal year ending December 31, 2021. This matter was determined based on majority of the shares cast.

For	Against	Abstain
16,126,036	335	2,501

(3)	Approved the 2021 Equity Incentive Plan and to authorize 1,250,000 shares of common stock for issuance thereunder. This matter was determined based on majority of the shares cast.

For	Against	Abstain
11,683,745	589,378	16,202

(4)	Approved, on a non-binding advisory basis, the compensation of our named executive officers for the fiscal year ended December 31, 2020. This matter was determined based on majority of the shares cast.

For	Against	Abstain
11,792,121	139,056	358,148

(5)	The Company’s stockholders recommended, on an advisory basis, to hold an advisory vote on the compensation of the Company’s named executive officers every three years, by the votes set forth in the table below:

Every Three Years	Every Two Years	Every Year
5,555,435	3,316,661	3,414,379

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ipsidy Inc.

Date: January 4, 2022	By:	/s/ Stuart P. Stoller
	Name:	Stuart P. Stoller
	Title:	Chief Financial Officer

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